SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF THE REPORT (Date of Earliest Event Reported): June 16, 1998


                          REPUBLIC FIRST BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      PENNSYLVANIA                    0-17007                  23-2486815
(STATE OR OTHER JURISDICTION      (COMMISSION FILE        (I.R.S. EMPLOYER
    OF INCORPORATION)                 NUMBER)             IDENTIFICATION NO.)

                    1608 WALNUT STREET, PHILADELPHIA PA 19103
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (215) 735-4422

              ----------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)


                                Page 1 of 3 Pages

Item 5.  Other Events.

         On June 16, 1998, the Registrant announced that effective June 17, 1998, the Board of Directors elected Jere A. Young President and Chief Executive Officer of the Registrant.

          Effective June 17, 1998, the Board of Directors of First Republic Bank (the "Bank"), a wholly owned subsidiary of the Registrant, elected Mr. Young to the Board of Directors of the Bank and appointed Mr. Young to the Executive Committee of the Bank.

         Effective June 17, 1998, the Board elected Rolf A. Stensrud Executive Vice President of the Registrant. Mr. Stensrud remains a director of Registrant and President and Chief Executive Officer of the Bank.

         A copy of the press release announcing this transaction is attached as
Exhibit 99.1.

                                Page 2 of 3 Pages

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          REPUBLIC FIRST BANCORP, INC.
                                  (Registrant)


Dated: June 23 , 1998                     By: /s/ George S. Rapp
                                              George S. Rapp
                                              Executive Vice President



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